EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2024, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 14, 2025

/s/ Eileen P. McCarthy
Eileen P. McCarthy

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2024, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 14, 2025

/s/ Patrick P. Grace
Patrick P. Grace

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2024, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 20, 2025

/s/ Thomas C. Hutton
Thomas C. Hutton

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2024, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 12, 2025

/s/ Thomas P. Rice
Thomas P. Rice

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2024, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 14, 2025

/s/ John M. Mount Jr.
John M Mount Jr.

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2024, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 11, 2025

/s/ George J. Walsh III
George J. Walsh III

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2024, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 12, 2025

/s/ Christopher J. Heaney
Christopher J. Heaney

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2024, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 11, 2025

/s/ Ron DeLyons
Ron DeLyons

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2024, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 13, 2025

/s/ Andrea R. Lindell
Andrea R. Lindell